WBI BullBear Quality 3000 ETF
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 77.3%	Shares	Value
Capital Goods - 13.7%
Cummins, Inc.	650	$349,713
GE Vernova, Inc.	808	705,303
General Dynamics Corp.	1,552	532,678
Howmet Aerospace, Inc. (a)	2,302	530,519
Rockwell Automation, Inc. (a)	970	348,114
RTX Corp.	2,719	524,495
Vertiv Holdings Co. - Class A	2,718	681,076
		3,671,898

Consumer Discretionary Distribution & Retail - 6.3%
eBay, Inc.	6,192	563,596
Ross Stores, Inc.	2,643	572,553
TJX Cos., Inc.	3,487	556,874
		1,693,023

Consumer Durables & Apparel - 2.0%
Tapestry, Inc. (a)	3,767	531,561

Consumer Services - 5.1%
Darden Restaurants, Inc.	2,512	492,453
Expedia Group, Inc.	1,523	351,645
Yum! Brands, Inc.	3,420	531,742
		1,375,840

Consumer Staples Distribution & Retail - 4.1%
Costco Wholesale Corp.	547	545,047
Walmart, Inc.	4,357	541,488
		1,086,535

Energy - 1.9%
Baker Hughes Co.	8,455	516,178

Financial Services - 8.3%
Block, Inc. (b)	1,679	101,042
Cboe Global Markets, Inc.	1,888	530,660
CME Group, Inc.	1,759	519,521
Interactive Brokers Group, Inc. - Class A	8,019	537,834
Tradeweb Markets, Inc. - Class A	4,383	515,704
		2,204,761

Food, Beverage & Tobacco - 1.7%
Hershey Co.	2,163	449,666

Health Care Equipment & Services - 6.7%
Cencora, Inc.	1,042	327,334
Dexcom, Inc. (b)	8,099	508,617
ResMed, Inc.	1,465	328,863
STERIS PLC	1,247	275,749
Stryker Corp. (a)	1,084	356,192
		1,796,755

Insurance - 2.0%
Cincinnati Financial Corp.	3,316	521,773

Materials - 2.2%
Newmont Corp.	5,425	587,256

Media & Entertainment - 4.7%
Charter Communications, Inc. - Class A (b)	2,403	518,760
Fox Corp. - Class B	8,636	458,571
Netflix, Inc. (b)	2,888	277,681
		1,255,012

Pharmaceuticals, Biotechnology & Life Sciences - 1.9%
Bristol-Myers Squibb Co.	8,519	516,677

Semiconductors & Semiconductor Equipment - 3.1%
Advanced Micro Devices, Inc. (b)	2,677	544,582
QuickLogic Corp. (b)	31,025	291,015
		835,597

Software & Services - 6.0%
Fastly, Inc. - Class A (b)	11,413	331,662
Figma, Inc. - Class A (b)	10,563	223,302
HubSpot, Inc. (b)	1,073	261,919
RingCentral, Inc. - Class A (a)	7,263	270,111
ServiceTitan, Inc. - Class A (a)(b)	3,654	231,883
Wix.com Ltd. (a)(b)	3,117	280,748
		1,599,625

Technology Hardware & Equipment - 5.6%
Applied Optoelectronics, Inc. (a)(b)	2,603	220,188
Cisco Systems, Inc.	6,274	486,800
Keysight Technologies, Inc. (b)	977	275,875
Motorola Solutions, Inc.	1,160	503,405
		1,486,268

Transportation - 2.0%
Union Pacific Corp.	2,219	538,374
TOTAL COMMON STOCKS (Cost $20,649,272)		20,666,799

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 8.5%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.78% (c)	2,258,262	2,258,262
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $2,258,262)		2,258,262

TOTAL INVESTMENTS - 85.8% (Cost $22,907,534)		22,925,061
Money Market Deposit Account - 18.0% (d)		4,817,468
Liabilities in Excess of Other Assets - (3.8)%		(1,021,825)
TOTAL NET ASSETS - 100.0%		$26,720,704

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company
PLC - Public Limited Company

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	All or a portion of this security is on loan as of March 31, 2026. The fair value of these securities was $2,268,293.
(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized yield as of March 31, 2026.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2026 was 1.77%.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

WBI BullBear Quality 3000 ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$20,666,799	$–	$–	$20,666,799
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	2,258,262
Total Investments	$20,666,799	$–	$–	$22,925,061

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $2,258,262 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.